Principal Funds, Inc.
Supplement dated September 19, 2022
to the Prospectus dated March 1, 2022
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR PRINCIPAL LIFETIME 2010 FUND
On September 13, 2022, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the Principal LifeTime 2010 Fund (the “Fund”) by the Principal LifeTime Strategic Income Fund (the “Proposed Merger”). Additional information about the Proposed Merger will be provided in the Information Statement/Prospectus that is expected to be mailed to record date shareholders of the Fund in November 2022. The record date for the determination of shareholders entitled to receive notice of the Proposed Merger is October 5, 2022, and the Proposed Merger is expected to occur on or about May 12, 2023. The Fund’s officers, however, have the discretion to change these dates. In preparation for the Proposed Merger, the Fund may deviate from its stated investment objective and strategies.
On or about May 12, 2023, delete all references to the Principal LifeTime 2010 Fund from the Prospectus.

DIVIDENDS AND DISTRIBUTIONS
On or about November 1, 2022, the Core Plus Bond Fund’s dividend frequency will change from daily to monthly. On such date, delete the row in the Dividends and Distributions chart for the Core Plus Bond Fund in its entirety and replace with the following, in alphabetical order:

Fund	Daily	Monthly	Quarterly (March, June, September, and December)	Yearly (in December)
Core Plus Bond		X